OPPENHEIMER                              ANNUAL
       GLOBAL GROWTH                            REPORT
       & INCOME FUND                      SEPTEMBER 30, 2002
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 HAND ART

FUND HIGHLIGHTS

PERFORMANCE UPDATE

INVESTMENT STRATEGY DISCUSSION

LISTING OF INDIVIDUAL INVESTMENTS

"WE STOOD BY OUR INVESTMENT DISCIPLINE, FOCUSING ON INDIVIDUAL COMPANIES THAT, IN OUR VIEW, ARE POISED TO CAPITALIZE ON ONE OR MORE FAR-REACHING GROWTH TRENDS. OVER THE YEARS, WE HAVE PINPOINTED FOUR BROAD AREAS--MASS AFFLUENCE, NEW TECHNOLOGIES, CORPORATE RESTRUCTURING AND AGING POPULATIONS--WHICH WE BELIEVE WILL DRIVE STOCK MARKET PERFORMANCE FOR YEARS TO COME."

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                                                      LOGO ART
                                                      OPPENHEIMERFUNDS
                                                      The Right Way to Invest


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REPORT HIGHLIGHTS
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[BEGIN SIDEBAR]
   CONTENTS

 1  LETTER TO SHAREHOLDERS

 3  AN INTERVIEW
    WITH YOUR FUND'S
    MANAGERS

 7  FUND PERFORMANCE

12  FINANCIAL
    STATEMENTS

34  INDEPENDENT
    AUDITORS' REPORT

35  FEDERAL INCOME TAX
    INFORMATION

38  TRUSTEES AND OFFICERS

44  PRIVACY POLICY NOTICE
[END SIDEBAR]


FUND OBJECTIVE

Oppenheimer Global Growth & Income Fund seeks capital appreciation consistent with the preservation of principal, while providing current income.

---------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
          For the 1-Year Period
          Ended 9/30/02

          Without      With
          Sales Chg.   Sales Chg.
---------------------------------
Class A   -16.01%      -20.83%
---------------------------------
Class B   -16.63       -20.80
---------------------------------
Class C   -16.62       -17.46
---------------------------------
Class N   -16.19       -17.02
---------------------------------
Class Y   -15.58

---------------------------------


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TOP TEN COMMON STOCK HOLDINGS(1)
National Semiconductor Corp.                             5.5%
Eurotunnel SA                                            5.3
Shiseido Co. Ltd.                                        3.6
Coherent, Inc.                                           3.4
QUALCOMM, Inc.                                           3.3
SanDisk Corp.                                            3.2
Wiley (John) & Sons, Inc., Cl. A                         2.9
Wolters Kluwer NV                                        2.8
Toshiba Corp.                                            2.8
Inhale Therapeutic Systems, Inc.                         2.4
FOR UP-TO-DATE TOP 10 FUND HOLDINGS, PLEASE VISIT WWW.OPPENHEIMERFUNDS.COM.
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1.Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on net assets.

SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

*SEE NOTES ON PAGE 11 FOR FURTHER DETAILS.


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LETTER TO SHAREHOLDERS
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JOHN V. MURPHY PIC
John V. Murphy
President
Oppenheimer
Global Growth &
Income Fund
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DEAR SHAREHOLDER,

As we near the end of 2002, global tensions and economic challenges that began in 2001 continue to impact events around the world and in the financial markets. When it comes to investing, words like trust, experience and consistency have never been more meaningful.
   Recently, accounting scandals and an overall lack of investor confidence in corporate America have weakened the stock market and caused the prices of many individual securities to drop sharply during the period. On the other hand, the overall bond market has provided some positive returns and stability, helping to provide investors with a safe haven from the equity markets. Not surprisingly, many investors are unsure what their next step should be and where they should turn to invest their money.
   Despite the continued challenges, there are signs of a moderate recovery in the U.S. economy. Rooted in a combination of low inflation and little pressure on the Federal Reserve Board to raise interest rates, business conditions are slowly improving, and we believe the prospects for long-term investors look bright. With that said, we expect the economy and markets to return to historical levels and not the exaggerated growth levels that typified the late 1990s and early 2000s.
   Now more than ever, investors can see on two levels the fundamental advantage of mutual funds: diversification. Investors can diversify their portfolios by investing among several types of funds to reduce short-term risks. The right asset allocation among equity and fixed-income funds can help cushion an investor's portfolio from tough market conditions. Secondly, mutual funds, while certainly not immune to volatility and declines in either the equity or fixed-income markets, offer clear-cut advantages over direct ownership of individual

1 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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LETTER TO SHAREHOLDERS
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securities. Because fund portfolios often contain a number of different investments, one security's poor performance usually does not have a dramatic effect on the fund as a whole.
   Your financial advisor is also an equally important player on your team of investment professionals. Even if you consult with your advisor on a regular basis, now may be a good time to make sure that your portfolio still reflects the right mix of investments to help you reach your long-term goals.
   We at OppenheimerFunds appreciate and thank you for your continued trust as we strive toward our ongoing goal of investment excellence. To us, this is not a phrase uttered lightly. It's a commitment to providing shareholders with world-class asset management, top-quality service and strong fund performance over time. In other words, it's what makes OppenheimerFunds THE RIGHT WAY TO INVEST.

Sincerely,
/S/ SIGNATURE
John V. Murphy
October 21, 2002


THESE GENERAL MARKET VIEWS REPRESENT OPINIONS OF OPPENHEIMERFUNDS, INC. AND ARE NOT INTENDED TO PREDICT PERFORMANCE OF THE SECURITIES MARKETS OR ANY PARTICULAR FUND. SPECIFIC INFORMATION THAT APPLIES TO YOUR FUND IS CONTAINED IN THE PAGES THAT FOLLOW.

2  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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AN INTERVIEW WITH YOUR FUND'S MANAGER
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[BEGIN SIDEBAR]
PORTFOLIO MANAGER
Frank Jennings
[END SIDEBAR]

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Q-ART

HOW DID OPPENHEIMER GLOBAL GROWTH & INCOME FUND PERFORM DURING THE FISCAL YEAR THAT ENDED SEPTEMBER 30, 2002?
A. The challenges of the past year exerted enormous pressure on global markets, as investor confidence slipped throughout much of the developed world. In this environment, the Fund had a disappointing showing, even though the Fund's Class A shares (at Net Asset Value) managed to outpace its equity benchmark, the Morgan Stanley Capital International (MSCI) World Index.(2) Times like these are certainly trying, and we are all disappointed by the Fund's recent performance. As patient investors, however, we remain committed to our investment objectives and principles, and believe our focus on absolute long-term return should continue to serve us well over time.

WHAT WERE SOME OF THE PRESSURES THAT AFFECTED THE FUND'S PERFORMANCE?
Global markets faced a series of economic, business and political issues during the period that forced large numbers of investors to the sidelines. In the United States, the post-September 11 rebound was short lived as the leading market indices tested new lows on the heels of sluggish economic growth, accounting and corporate governance scandals, earnings disappointments and the mounting possibility of war with Iraq. Most investors were content to wait out the volatility, which confined the markets to an increasingly narrow trading range.
   Europe, struggling with economic problems of its own, suffered even greater damage. While much of this was in response to events taking place in the United States, its woes were exacerbated by severe summer floods, not to mention the European Monetary Union, whose inflation policies limit member nations in their ability to implement economic stimulus. The same held true in Japan, which experienced setbacks to

2. The MSCI World Index had a one-year return for the period ended 9/30/02 of -19.18%. For more information on the MSCI, see "Comparing the Fund's Performance to the Market" on page 7.

3  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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AN INTERVIEW WITH YOUR FUND'S MANAGER
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[BEGIN SIDEBAR]
OUR SLANT HAS A DECIDEDLY CONTRARIAN BENT TO IT, WHICH KEEPS US KEENLY AWARE OF AND SENSITIVE TO VALUATIONS.
[END SIDEBAR]


government-advocated financial reforms, although late-period reports of new measures to offset deflation and stabilize the country's banking system gave reason for hope.
   That said, it's important to point out that we look at companies with their individual merits in mind, regardless of their geographic location. Although we are cognizant of external events within a given country or region, our focus is not on the events themselves but rather their impact on the business prospects of existing and prospective holdings.

HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?
As mentioned earlier, we stood by our investment discipline, focusing on individual companies that, in our view, are poised to capitalize on one or more far-reaching growth trends. Over the years, we have pinpointed four broad areas--mass affluence, new technologies, corporate restructuring and aging populations--which we believe may drive stock market performance for years to come. Although changing market cycles may at times alter the character of the portfolio, these sweeping global themes have and should continue to provide the framework for our investment decisions.
   Our management style continues to emphasize growth- oriented stocks and dividend-paying stocks over fixed-income securities. For much of the period the emphasis of growth over income worked against the Fund as high-quality bonds rallied due to the lower interest environment. Given the sharp pullback in stock prices, particularly outside the United States where valuations appear to have become more attractive relative to bond yields, we have maintained our growth slant.
   This slant, however, has a decidedly contrarian bent to it, which keeps us keenly aware of and sensitive to valuations, or the price we're willing to pay for projected earnings growth. Like most growth investors, we look closely at a company's profit and cash flow margins, its revenue streams and its management strength. Where we diverge is in our search for bad news about

4  OPPENHEIMER GLOBAL GROWTH & INCOME FUND


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AN INTERVIEW WITH YOUR FUND'S MANAGER
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[BEGIN SIDEBAR]
--------------------------------
AVERAGE ANNUAL
TOTAL RETURNS WITH
SALES CHARGE

For the Periods Ended 9/30/02(4)

CLASS A
1-Year   5-Year  10-Year
---------------------------
-20.83%  0.69%     9.20%

Class B           Since
1-Year   5-Year   Inception
---------------------------
-20.80%  0.84%     7.70%

Class C           Since
1-Year   5-Year   Inception
---------------------------
-17.46%  1.13%     7.38%

Class N           Since
1-Year   5-Year   Inception
---------------------------
-17.02%  N/A     -27.85%

Class Y           Since
1-Year   5-Year   Inception
---------------------------
-15.58%  N/A     -31.35%
---------------------------------
[END SIDEBAR]

a company that can temporarily depress its market value. In that regard, we want to buy growth when it's on sale, while still uncovering good companies in good businesses.

WHICH OF THE FUND'S HOLDINGS CONTRIBUTED TO OR DETRACTED FROM PERFORMANCE? Several of the Fund's best performers for the period reflected the strength our theme-driven, valuation-sensitive approach, including leading Japanese cosmetic company Shiseido Co. Ltd., U.S.-based flash memory supplier SanDisk Corp. and business software provider Sybase, Inc. As for detractors, analog chipmaker National Semiconductor Corp. and medical device manufacturers Coherent, Inc. and Inhale Therapeutic Systems, Inc. held back returns.
   Although close attention must be paid to the risks posed by individual companies, it is important to remember that investing in foreign securities involves additional risks, such as currency fluctuations, different accounting standards and higher expenses.

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR THE FUND?
All of the key indicators, which drive stock prices--earnings, liquidity, and valuations--are now positive. Global earnings have turned as the recovery continues. Liquidity remains positive as interest rates continue to decline. And valuations, especially outside of the US are now attractive relative to bonds. By riding out cycles and seeing opportunity that others may overlook, Oppenheimer Global Growth & Income Fund remains an important part of THE RIGHT WAY TO INVEST.

 4. See Notes on page 11 for further details.

5  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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AN INTERVIEW WITH YOUR FUND'S MANAGER
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TOP GEOGRAPHICAL DIVERSIFICATIONS(5)
-------------------------------------------------------------
United States                                           51.7%
-------------------------------------------------------------
Japan                                                   17.2
-------------------------------------------------------------
Great Britain                                           10.6
-------------------------------------------------------------
France                                                   7.5
-------------------------------------------------------------
The Netherlands                                          6.5
-------------------------------------------------------------
Germany                                                  3.6
-------------------------------------------------------------
Italy                                                    1.6
-------------------------------------------------------------
Ireland                                                  0.6
-------------------------------------------------------------
Lebanon                                                  0.4
-------------------------------------------------------------
Norway                                                   0.3

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          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO ALLOCATION(5)

Stocks          95.7%
Cash
Equivalents      3.6
Bonds            0.7
[END SIDEBAR]


5. Portfolio's holdings and strategies are subject to change. Percentages are as of September 30, 2002, and are based on total market value of investments.

6  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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   FUND PERFORMANCE
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HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF
THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED SEPTEMBER 30, 2002, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDICES.
MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the fiscal year that ended September 30, 2002, Oppenheimer Global Growth & Income Fund failed to gain footing amid difficult conditions, producing negative absolute returns, but did outpace its equity benchmark index, the MSCI World Index. Economic, business and political events converged to exert undue pressure on global markets, with the United States and Europe experiencing the brunt of the downturn. Given the extraordinary level near-term uncertainty, the Fund manager maintained a long-term perspective, employing a theme-driven, valuation-sensitive investment approach seeking growth potential from fundamentally sound stocks believed to be temporarily depressed. The Fund continued to emphasize growth over income, which hindered performance as stocks faced stiff headwinds and bonds rallied in a declining interest rate environment. Country, industry and market capitalization weightings were the result of the Fund manager's individual stock selection rather than predetermined target allocations. The Fund's holdings, allocations, management and strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until September 30, 2002. In the case of Class A shares, performance is measured for a ten-year period. In the case of Class B shares, performance is measured from inception of the Class on October 10, 1995. In the case of Class C shares, performance is measured from inception of the Class on December 1, 1993. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. In the case of Class Y shares, performance is measured from inception of the Class on February 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestments of all dividends and capital gains distributions.
   The Fund's performance is compared to two indices because the Fund invests its assets in both stocks and debt securities, and in the Manager's view, no one index adequately combines both types of investments globally. Performance is compared to the Morgan Stanley Capital International (MSCI) World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the United States. It is widely recognized as a measure of global stock market performance. Because the Fund also invests in income-producing securities, the Fund's performance is also compared to the performance of the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Treasury and government agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the overall bond market.
   Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities or countries in the indices, and its fixed-income investments are not limited to investment grade issues.

7  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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FUND PERFORMANCE
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CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:



                              [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Oppenheimer Global  Morgan Stanley Capital   Lehman Brothers
                   Growth & Income      International (MSCI)    Aggregate Bond
                    Fund (Class A)         World Index              Index
                    --------------        -------------            --------
    09/30/1992          9,425.00            10,000.00              10,000.00
    12/31/1992          9,289.00             9,989.00              10,027.00
    03/31/1993          9,906.00            10,860.00              10,441.00
    06/30/1993         10,412.00            11,534.00              10,718.00
    09/30/1993         11,405.00            12,089.00              10,998.00
    12/31/1993         12,957.00            12,299.00              11,004.00
    03/31/1994         12,462.00            12,389.00              10,689.00
    06/30/1994         12,343.00            12,776.00              10,578.00
    09/30/1994         12,997.00            13,065.00              10,643.00
    12/31/1994         12,349.00            12,986.00              10,683.00
    03/31/1995         12,496.00            13,610.00              11,222.00
    06/30/1995         13,314.00            14,209.00              11,906.00
    09/30/1995         13,962.00            15,021.00              12,140.00
    12/31/1995         14,494.00            15,754.00              12,657.00
    03/31/1996         14,911.00            16,414.00              12,432.00
    06/30/1996         15,371.00            16,908.00              12,503.00
    09/30/1996         15,816.00            17,154.00              12,734.00
    12/31/1996         16,714.00            17,958.00              13,116.00
    03/31/1997         17,850.00            18,030.00              13,043.00
    06/30/1997         19,378.00            20,764.00              13,522.00
    09/30/1997         21,958.00            21,378.00              13,971.00
    12/31/1997         21,435.00            20,873.00              14,383.00
    03/31/1998         23,786.00            23,884.00              14,606.00
    06/30/1998         24,280.00            24,391.00              14,948.00
    09/30/1998         20,033.00            21,488.00              15,580.00
    12/31/1998         24,186.00            26,048.00              15,632.00
    03/31/1999         25,277.00            27,000.00              15,555.00
    06/30/1999         31,444.00            28,312.00              15,418.00
    09/30/1999         34,068.00            27,915.00              15,523.00
    12/31/1999         45,122.00            32,649.00              15,504.00
    03/31/2000         52,467.00            33,007.00              15,846.00
    06/30/2000         50,546.00            31,861.00              16,122.00
    09/30/2000         46,517.00            30,282.00              16,608.00
    12/31/2000         43,216.00            28,431.00              17,306.00
    03/31/2001         36,855.00            24,799.00              17,831.00
    06/30/2001         38,261.00            25,487.00              17,932.00
    09/30/2001         28,704.00            21,842.00              18,759.00
    12/31/2001         36,165.00            23,734.00              18,767.00
    03/31/2002         36,021.00            23,881.00              18,785.00
    06/30/2002         32,259.00            21,692.00              19,479.00
    09/30/2002         24,110.00            17,723.00              20,371.00



AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES OF THE FUND AT 9/30/02*
1-YEAR  -20.83%        5-YEAR  0.69%         10-YEAR  9.20%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                              [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  Oppenheimer Global  Morgan Stanley Capital   Lehman Brothers
                   Growth & Income      International (MSCI)    Aggregate Bond
                    Fund (Class B)         World Index              Index
                    --------------        -------------            --------
    10/10/1995         10,000.00            10,000.00             10,000.00
    12/31/1995         10,539.00            10,488.00             10,426.00
    03/31/1996         10,825.00            10,927.00             10,241.00
    06/30/1996         11,136.00            11,257.00             10,299.00
    09/30/1996         11,433.00            11,420.00             10,490.00
    12/31/1996         12,053.00            11,956.00             10,805.00
    03/31/1997         12,855.00            12,003.00             10,744.00
    06/30/1997         13,927.00            13,824.00             11,139.00
    09/30/1997         15,742.00            14,233.00             11,509.00
    12/31/1997         15,346.00            13,896.00             11,848.00
    03/31/1998         16,994.00            15,900.00             12,032.00
    06/30/1998         17,321.00            16,238.00             12,313.00
    09/30/1998         14,258.00            14,305.00             12,834.00
    12/31/1998         17,185.00            17,341.00             12,877.00
    03/31/1999         17,924.00            17,975.00             12,813.00
    06/30/1999         22,249.00            18,849.00             12,701.00
    09/30/1999         24,069.00            18,584.00             12,787.00
    12/31/1999         31,815.00            21,736.00             12,771.00
    03/31/2000         36,929.00            21,974.00             13,053.00
    06/30/2000         35,507.00            21,211.00             13,280.00
    09/30/2000         32,609.00            20,160.00             13,681.00
    12/31/2000         30,236.00            18,928.00             14,256.00
    03/31/2001         25,741.00            16,510.00             14,689.00
    06/30/2001         26,672.00            16,968.00             14,771.00
    09/30/2001         19,976.00            14,541.00             15,453.00
    12/31/2001         25,162.00            15,801.00             15,460.00
    03/31/2002         25,061.00            15,899.00             15,474.00
    06/30/2002         22,444.00            14,441.00             16,046.00
    09/30/2002         16,774.00            11,799.00             16,781.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES OF THE FUND AT 9/30/02*
1-YEAR  -20.80%       5-YEAR  0.84%       SINCE INCEPTION  7.70%

* See Notes on page 11 for further details.

8  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

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CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                              [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  Oppenheimer Global  Morgan Stanley Capital   Lehman Brothers
                   Growth & Income      International (MSCI)    Aggregate Bond
                    Fund (Class C)         World Index              Index
                    --------------        -------------            --------
    12/01/1993         10,000.00             10,000.00             10,000.00
    12/31/1993         10,766.00             10,491.00             10,054.00
    03/31/1994         10,341.00             10,568.00              9,766.00
    06/30/1994         10,221.00             10,898.00              9,665.00
    09/30/1994         10,741.00             11,144.00              9,724.00
    12/31/1994         10,189.00             11,077.00              9,761.00
    03/31/1995         10,287.00             11,610.00             10,253.00
    06/30/1995         10,936.00             12,120.00             10,878.00
    09/30/1995         11,451.00             12,813.00             11,092.00
    12/31/1995         11,865.00             13,438.00             11,564.00
    03/31/1996         12,189.00             14,001.00             11,359.00
    06/30/1996         12,536.00             14,423.00             11,424.00
    09/30/1996         12,877.00             14,632.00             11,635.00
    12/31/1996         13,570.00             15,319.00             11,984.00
    03/31/1997         14,480.00             15,379.00             11,917.00
    06/30/1997         15,688.00             17,712.00             12,355.00
    09/30/1997         17,736.00             18,236.00             12,765.00
    12/31/1997         17,286.00             17,804.00             13,141.00
    03/31/1998         19,140.00             20,373.00             13,345.00
    06/30/1998         19,506.00             20,805.00             13,657.00
    09/30/1998         16,064.00             18,329.00             14,235.00
    12/31/1998         19,360.00             22,219.00             14,283.00
    03/31/1999         20,191.00             23,031.00             14,212.00
    06/30/1999         25,064.00             24,150.00             14,087.00
    09/30/1999         27,113.00             23,812.00             14,183.00
    12/31/1999         35,842.00             27,849.00             14,165.00
    03/31/2000         41,611.00             28,155.00             14,478.00
    06/30/2000         39,999.00             27,177.00             14,730.00
    09/30/2000         36,736.00             25,831.00             15,174.00
    12/31/2000         34,064.00             24,252.00             15,812.00
    03/31/2001         29,004.00             21,154.00             16,292.00
    06/30/2001         30,052.00             21,740.00             16,384.00
    09/30/2001         22,501.00             18,631.00             17,139.00
    12/31/2001         28,288.00             20,245.00             17,147.00
    03/31/2002         28,134.00             20,371.00             17,163.00
    06/30/2002         25,155.00             18,503.00             17,797.00
    09/30/2002         18,761.00             15,117.00             18,613.00


AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES OF THE FUND AT 9/30/02*
1-YEAR -17.46%        5-YEAR 1.13%          SINCE INCEPTION 7.38%


CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                              [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  Oppenheimer Global  Morgan Stanley Capital   Lehman Brothers
                   Growth & Income      International (MSCI)    Aggregate Bond
                    Fund (Class N)         World Index              Index
                    --------------        -------------            --------
    03/01/2001         10,000.00            10,000.00             10,000.00
    03/31/2001          9,150.00             9,345.00             10,050.00
    06/30/2001          9,492.00             9,604.00             10,107.00
    09/30/2001          7,122.00             8,231.00             10,573.00
    12/31/2001          8,966.00             8,944.00             10,578.00
    03/31/2002          8,926.00             8,999.00             10,588.00
    06/30/2002          7,988.00             8,174.00             10,979.00
    09/30/2002          5,969.00             6,678.00             11,482.00



AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES OF THE FUND AT 9/30/02*
1-YEAR -17.02%       SINCE INCEPTION -27.85%

9 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:


                              [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


                  Oppenheimer Global  Morgan Stanley Capital   Lehman Brothers
                   Growth & Income      International (MSCI)    Aggregate Bond
                    Fund (Class Y)         World Index              Index
                    --------------        -------------            --------
    02/01/2001       10,000.00               10,000.00             10,000.00
    03/31/2001        8,120.00                8,556.00             10,138.00
    06/30/2001        8,437.00                8,794.00             10,195.00
    09/30/2001        6,335.00                7,536.00             10,665.00
    12/31/2001        7,988.00                8,189.00             10,670.00
    03/31/2002        7,966.00                8,240.00             10,680.00
    06/30/2002        7,144.00                7,484.00             11,074.00
    09/30/2002        5,348.00                6,115.00             11,582.00



AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 9/30/02*
1-YEAR  -15.58%        SINCE INCEPTION    -31.35%*

* See Notes on page 11 for further details.

THE PERFORMANCE INFORMATION FOR BOTH INDICES IN THE GRAPHS BEGINS ON 9/30/92 FOR CLASS A, 9/30/95 FOR CLASS B, 11/30/93 FOR CLASS C, 2/28/01 FOR CLASS N AND 1/31/01 FOR CLASS Y.

PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. GRAPHS ARE NOT DRAWN TO SAME SCALE.

10 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE, PLEASE REMEMBER THAT PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL FLUCTUATIONS, AND CURRENT PERFORMANCE MAY BE MORE OR LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL.OPP (1.800.225.5677) or visit the OppenheimerFunds website at WWW.OPPENHEIMERFUNDS.COM. Read the prospectus carefully before you invest or send money.

CLASS A shares of the Fund were first publicly offered on 10/22/90. Unless otherwise noted, Class A returns include the maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 10/10/95.
Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the one-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

CLASS Y shares of the Fund were first publicly offered on 2/1/01. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.

11 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS September 30, 2002
--------------------------------------------------------------------------------



                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
COMMON STOCKS--96.0%
------------------------------------------------------------------------
CONSUMER DISCRETIONARY--18.1%
------------------------------------------------------------------------
 HOTELS, RESTAURANTS & LEISURE--1.1%
 Six Continents plc                     2,000,000      $     18,651,036
------------------------------------------------------------------------
 MEDIA--12.2%
 General Motors
 Corp., Cl. H(1)                        4,000,000            36,600,000
------------------------------------------------------------------------
 Pixar, Inc.(1)                           300,000            14,430,000
------------------------------------------------------------------------
 Reed Elsevier plc                      2,000,000            17,188,519
------------------------------------------------------------------------
 Sirius Satellite
 Radio, Inc.(1,2)                       8,500,000             8,500,000
------------------------------------------------------------------------
 Toei Animation
 Co. Ltd.                                  30,000             1,848,201
------------------------------------------------------------------------
 Wiley (John) &
 Sons, Inc., Cl. A                      2,200,000            48,422,000
------------------------------------------------------------------------
 Wolters Kluwer NV                      2,600,000            47,023,314
------------------------------------------------------------------------
 XM Satellite Radio
 Holdings, Inc.(1,2)                    7,100,000            27,690,000
                                                       -----------------
                                                            201,702,034

------------------------------------------------------------------------
 SPECIALTY RETAIL--2.9%
 Borders Group, Inc.(1)                   675,000            10,665,000
------------------------------------------------------------------------
 Circuit City
 Stores, Inc./
 Circuit City Group                     1,000,000            15,150,000
------------------------------------------------------------------------
 Gap, Inc. (The)                        2,000,000            21,700,000
                                                       -----------------
                                                             47,515,000

------------------------------------------------------------------------
 TEXTILES & APPAREL--1.9%
 Hermes International
 SA                                       220,000            27,547,874
------------------------------------------------------------------------
 Tod's SpA                                200,000             4,990,915
                                                       ----------------
                                                             32,538,789

------------------------------------------------------------------------
 CONSUMER STAPLES--11.5%
------------------------------------------------------------------------
 BEVERAGES--1.5%
 Allied Domecq plc                      4,000,000            25,224,504
------------------------------------------------------------------------
 FOOD & DRUG RETAILING--1.7%
 Boots Co. plc                          2,000,000            16,622,382
------------------------------------------------------------------------
 Fleming Cos., Inc.                     2,200,000            11,000,000
                                                       -----------------
                                                             27,622,382

------------------------------------------------------------------------
 FOOD PRODUCTS--3.0%
 Delta & Pine
 Land Co.                               1,300,000            24,362,000

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 FOOD PRODUCTS Continued
 Hain Celestial Group,
 Inc.(1)                                1,000,000      $     14,650,000
------------------------------------------------------------------------
 Thorntons plc(2)                       5,397,480             9,846,170
                                                       -----------------
                                                             48,858,170

------------------------------------------------------------------------
 PERSONAL PRODUCTS--5.3%
 Clarins SA                                50,000             1,655,403
------------------------------------------------------------------------
 Shiseido Co. Ltd.                      5,000,000            59,676,359
------------------------------------------------------------------------
 Wella AG, Preference,
 Non-Vtg.                                 600,000            26,624,802
                                                       -----------------
                                                             87,956,564

------------------------------------------------------------------------
 FINANCIALS--11.3%
------------------------------------------------------------------------
 BANKS--2.5%
 Cassa di Risparmio
 di Firenze SpA
 (Carifirenze)                          9,000,000            10,228,905
------------------------------------------------------------------------
 Sanpaolo IMI SpA                       2,000,000            11,246,854
------------------------------------------------------------------------
 Standard Chartered
 plc                                    2,000,000            20,601,060
                                                       -----------------
                                                             42,076,819

------------------------------------------------------------------------
 DIVERSIFIED FINANCIALS--4.4%
 DePfa Bank plc                           200,000            10,278,320
------------------------------------------------------------------------
 LaBranche &
 Co., Inc.(1)                             200,000             4,050,000
------------------------------------------------------------------------
 Marschollek,
 Lautenschlaeger
 und Partner AG
 (MLP)                                  2,000,000            17,789,400
------------------------------------------------------------------------
 Shohkoh Fund
 & Co.                                    200,000            17,578,446
------------------------------------------------------------------------
 Van der Moolen
 Holding NV                             1,400,000            23,175,635
                                                       -----------------
                                                             72,871,801

------------------------------------------------------------------------
 INSURANCE--2.1%
 Aviva plc                              3,000,000            16,866,135
------------------------------------------------------------------------
 CNP Assurances                           200,000             6,637,423
------------------------------------------------------------------------
 Royal & Sun
 Alliance Insurance
 Group plc                              7,000,000            10,595,393
                                                       -----------------
                                                             34,098,951


12 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 REAL ESTATE--2.3%
 Rodamco Europe
 NV                                     1,000,000      $     38,247,210
------------------------------------------------------------------------
 HEALTH CARE--9.4%
------------------------------------------------------------------------
 BIOTECHNOLOGY--3.2%
 Affymetrix, Inc.(1)                      500,000            10,400,000
------------------------------------------------------------------------
 Alexion
 Pharmaceuticals,
 Inc.(1,2)                              2,220,000            25,729,800
------------------------------------------------------------------------
 Neurogen Corp.(1,2)                    2,000,000            16,060,000
------------------------------------------------------------------------
 Neurogen Corp.(1,2,3)                    200,000             1,606,000
                                                       -----------------
                                                             53,795,800

------------------------------------------------------------------------
 HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
 Inhale Therapeutic
 Systems, Inc.(1,2)                     8,000,000            40,224,000
------------------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--0.1%
 Nicox SA(1)                               74,738             1,107,954
------------------------------------------------------------------------
 PHARMACEUTICALS--3.7%
 Banyu
 Pharmaceutical Co.                     3,000,000            31,665,845
------------------------------------------------------------------------
 Fujisawa
 Pharmaceutical
 Co. Ltd.                               1,000,000            20,535,568
------------------------------------------------------------------------
 Santen
 Pharmaceutical
 Co. Ltd.                               1,000,000             8,551,010
                                                       -----------------
                                                             60,752,423

------------------------------------------------------------------------
 INDUSTRIALS--10.4%
------------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--2.6%
 Dun & Bradstreet
 Corp.(1)                                 600,000            20,166,000
------------------------------------------------------------------------
 Iron Mountain, Inc.(1)                   900,000            22,491,000
                                                       -----------------
                                                             42,657,000

------------------------------------------------------------------------
 ELECTRICAL EQUIPMENT--0.1%
 SGL Carbon AG(1)                         300,000             1,731,502
------------------------------------------------------------------------
 MACHINERY--2.2%
 Halma plc(2)                          20,000,000            36,205,970
------------------------------------------------------------------------
 TRADING COMPANIES & DISTRIBUTORS--0.2%
 Electrocomponents
 plc                                    1,000,000             3,962,952
------------------------------------------------------------------------
 TRANSPORTATION INFRASTRUCTURE--5.3%
 Eurotunnel SA(1)                     104,000,000            88,393,552

                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 INFORMATION TECHNOLOGY--34.5%
------------------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--4.8%
 JDS Uniphase Corp.(1)                  6,000,000      $     11,688,000
------------------------------------------------------------------------
 QUALCOMM, Inc.(1)                      2,000,000            55,240,000
------------------------------------------------------------------------
 Toyo
 Communication
 Equipment
 Co. Ltd.(1,2)                          4,000,000            12,288,484
                                                       -----------------
                                                             79,216,484

------------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--5.9%
 SanDisk Corp.(1,2)                     4,000,000            52,440,000
------------------------------------------------------------------------
 Toshiba Corp.(1)                      15,000,000            45,835,387
                                                       -----------------
                                                             98,275,387

------------------------------------------------------------------------
 ELECTRONIC EQUIPMENT & INSTRUMENTS--9.0%
 Coherent, Inc.(1,2)                    3,100,000            56,575,000
------------------------------------------------------------------------
 Keyence Corp.                            100,000            16,789,880
------------------------------------------------------------------------
 Kyocera Corp.                            600,000            40,167,570
------------------------------------------------------------------------
 Murata
 Manufacturing
 Co. Ltd.                                 600,000            30,556,925
------------------------------------------------------------------------
 Tandberg ASA(1)                          476,700             4,663,565
                                                       -----------------
                                                            148,752,940

------------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--9.5%
 Altera Corp.(1)                          800,000             6,936,000
------------------------------------------------------------------------
 Applied Micro
 Circuits Corp.(1)                      4,000,000            11,440,000
------------------------------------------------------------------------
 Cree, Inc.(1)                          2,000,000            25,000,000
------------------------------------------------------------------------
 National
 Semiconductor
 Corp.(1)                               7,600,000            90,744,000
------------------------------------------------------------------------
 Three-Five
 Systems, Inc.(1,2)                     3,200,000            14,848,000
------------------------------------------------------------------------
 Xilinx, Inc.(1)                          500,000             7,919,000
                                                       -----------------
                                                            156,887,000

------------------------------------------------------------------------
 SOFTWARE--5.3%
 Cadence Design
 Systems, Inc.(1)                       2,000,000            20,340,000
------------------------------------------------------------------------
 Oracle Corp.(1)                        3,000,000            23,580,000
------------------------------------------------------------------------
 SAP AG                                   300,000            13,739,346
------------------------------------------------------------------------
 Sybase, Inc.(1)                        2,678,300            31,121,846
                                                       -----------------
                                                             88,781,192

13 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

------------------------------------------------------------------------
STATEMENT OF INVESTMENTS Continued
------------------------------------------------------------------------


                                                           MARKET VALUE
                                           SHARES            SEE NOTE 1
------------------------------------------------------------------------
 MATERIALS--0.4%
------------------------------------------------------------------------
 METALS & MINING--0.4%
 Massey Energy Co.                        900,000      $      5,805,000
------------------------------------------------------------------------
 UTILITIES--0.4%
------------------------------------------------------------------------
 ELECTRIC UTILITIES--0.4%
 Solidere, GDR(1,3)                     1,375,000             6,153,125
                                                       -----------------
 Total Common Stocks
 (Cost $2,768,421,262)                                    1,590,065,541

                                           UNITS
------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%

 CD Radio, Inc. Wts.,
 Exp. 5/15/09(1,3)
 (Cost $880,147)                           18,000               182,250

                                        PRINCIPAL
                                           AMOUNT
------------------------------------------------------------------------
 NON-CONVERTIBLE CORPORATE BONDS AND NOTES--0.8%

 Sirius Satellite Radio, Inc.:
 0%/15% Sr. Sec.
 Disc. Nts.,
 12/1/07(2,4)                         $27,500,000             4,812,500
 14.50% Sr. Sec.
 Nts., 5/15/09(2)                      30,000,000             7,200,000
                                                       -----------------
 Total
 Non-Convertible
 Corporate Bonds
 and Notes
 (Cost $35,622,404)                                          12,012,500

                                        PRINCIPAL          MARKET VALUE
                                           AMOUNT            SEE NOTE 1
------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS--3.6%

 Undivided interest of 19.79% in joint repurchase
 agreement with BNP Paribas Securities Corp., 1.85%,
 dated 9/30/02, to be repurchased at $59,491,057
 on 10/1/02, collateralized by U.S. Treasury Bonds,
 7.25%--10.375%, 11/15/12--2/15/20, with a
 value of $308,594,118
 (Cost $59,488,000)                   $59,488,000      $     59,488,000

------------------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (COST $2,864,411,813)                      100.4%        1,661,748,291
------------------------------------------------------------------------
 LIABILITIES IN
 EXCESS OF
 OTHER ASSETS                                (0.4)           (5,855,884)
                                            ----------------------------
 NET ASSETS                                 100.0%     $  1,655,892,407
                                            ============================


14 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.
2. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 30, 2002. The aggregate fair value of securities of affiliated companies held by the Fund as of September 30, 2002 amounts to $314,025,924. Transactions during the period in which the issuer was an affiliate are as follows:


                                    SHARES/                                  SHARES/
                                  PRINCIPAL                                PRINCIPAL                      DIVIDEND/
                              SEPTEMBER 30,        GROSS        GROSS   SEPTEMBER 30,       UNREALIZED     INTEREST        REALIZED
                                       2001    ADDITIONS   REDUCTIONS           2002      DEPRECIATION       INCOME      GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Alexion Pharmaceuticals, Inc.     2,000,000      200,000          --       2,220,000     $  40,073,133 $         --   $          --
Coherent, Inc.                    3,100,000           --          --       3,100,000        24,943,622           --              --
Eurotunnel SA*                  109,000,000    1,000,000   6,000,000     104,000,000                --           --      (3,488,779)
Halma plc                        20,000,000           --          --      20,000,000           571,084    1,568,446              --
Inhale Therapeutic
Systems, Inc.                     6,000,000    2,000,000          --       8,000,000       152,766,632           --              --
Neurogen Corp.                    1,575,000      425,000          --       2,000,000        10,675,884           --              --
Neurogen Corp.                      200,000           --          --         200,000         3,394,000           --              --
Polaroid Corp.                    5,500,000           --   5,500,000              --                --           --     (75,129,369)
SanDisk Corp.                     4,000,000           --          --       4,000,000        45,255,528           --              --
Sirius Satellite Radio, Inc.      6,500,000    2,000,000          --       8,500,000       121,004,387           --     (45,936,090)
Sybase, Inc.*                     7,000,000           --   4,321,700       2,678,300                --           --     (23,485,314)
Thorntons plc                     6,265,000           --     867,520       5,397,480         6,704,973      578,428      (1,679,922)
Three-Five Systems, Inc.          3,200,000           --          --       3,200,000       163,511,037           --              --
Toyo Communication
Equipment Co. Ltd.                4,000,000           --          --       4,000,000        47,608,814        2,272              --
Wiley (John) & Sons, Inc., Cl.A*  2,800,000           --     600,000       2,200,000                --      599,661         492,441
XM Satellite Radio
Holdings, Inc.                    5,500,000    1,600,000          --       7,100,000        57,603,549           --              --
                                                                                                       ------------
                                                                                                          2,748,807
                                                                                                       ------------
BONDS AND NOTES
Sirius Satellite Radio, Inc.,
0%/15% Sr. Sec. Disc. Nts.,
12/1/07                         $        --   27,500,000          --   $  27,500,000         7,990,914           --              --
Sirius Satellite Radio, Inc.,
14.50% Sr. Sec. Nts., 5/15/09    16,500,000   13,500,000          --      30,000,000        15,618,990    5,014,321              --
                                                                                                       ----------------------------
                                                                                                          5,014,321              --
                                                                                                       ----------------------------
                                                                                                       $  7,763,128   $(149,227,033)
                                                                                                       ============================

 *No longer an affiliate as of September 30, 2002.

3. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
4. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.


DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHICAL DIVERSIFICATION                MARKET VALUE         PERCENT
--------------------------------------------------------------------------
 United States                             $  859,255,396            51.7%
 Japan                                        285,493,675            17.2
 Great Britain                                175,764,121            10.6
 France                                       125,342,206             7.5
 The Netherlands                              108,446,159             6.5
 Germany                                       59,885,050             3.6
 Italy                                         26,466,674             1.6
 Ireland                                       10,278,320             0.6
 Lebanon                                        6,153,125             0.4
 Norway                                         4,663,565             0.3
                                           ------------------------------
 TOTAL                                     $1,661,748,291           100.0%
                                           ==============================

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

15  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 ASSETS

 Investments, at value--see accompanying statement:
 Unaffiliated companies (cost $1,852,663,342)                    $1,347,722,367
 Affiliated companies (cost $1,011,748,471)                         314,025,924
                                                                 --------------
                                                                  1,661,748,291
--------------------------------------------------------------------------------
 Cash                                                                 1,144,732
--------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency contracts                   25,146
--------------------------------------------------------------------------------
 Receivables and other assets:
 Interest and dividends                                               4,867,217
 Closed foreign currency contracts                                    1,865,648
 Shares of beneficial interest sold                                   1,587,008
 Investments sold                                                     1,165,256
 Other                                                                   13,482
                                                                 --------------
 Total assets                                                     1,672,416,780

--------------------------------------------------------------------------------
 LIABILITIES

 Payables and other liabilities:
 Investments purchased                                                7,187,399
 Shares of beneficial interest redeemed                               6,087,080
 Distribution and service plan fees                                   1,204,644
 Transfer and shareholder servicing agent fees                          945,749
 Shareholder reports                                                    639,469
 Trustees' compensation                                                 433,567
 Other                                                                   26,465
                                                                 --------------
 Total liabilities                                                   16,524,373


--------------------------------------------------------------------------------
 NET ASSETS                                                      $1,655,892,407
                                                                 ==============


--------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS

 Par value of shares of beneficial interest                       $     111,358
--------------------------------------------------------------------------------
 Additional paid-in capital                                       3,007,949,624
--------------------------------------------------------------------------------
 Undistributed net investment income                                 13,965,163
--------------------------------------------------------------------------------
 Accumulated net realized loss on investments
 and foreign currency transactions                                 (163,575,919)
--------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of
 assets and liabilities denominated in foreign currencies        (1,202,557,819)
                                                                 --------------
 NET ASSETS                                                      $1,655,892,407
                                                                 ==============


16  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------

 NET ASSET VALUE PER SHARE

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $865,443,515 and 57,468,696 shares of beneficial interest outstanding)              $15.06
 Maximum offering price per share (net asset value plus sales charge of
 5.75% of offering price)                                                            $15.98
--------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $522,254,560
 and 35,632,139 shares of beneficial interest outstanding)                           $14.66
--------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $253,560,342
 and 17,281,751 shares of beneficial interest outstanding)                           $14.67
--------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,490,179
 and 701,213 shares of beneficial interest outstanding)                              $14.96
--------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $4,143,811 and 274,598 shares of beneficial interest outstanding)     $15.09

 See accompanying Notes to Financial Statements.

17 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS For the Year Ended September 30, 2002
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
 Dividends:
 Unaffiliated companies (net of foreign withholding taxes of $2,543,141)           $  19,642,847
 Affiliated companies (net of foreign withholding taxes of $238,942)                   2,748,807
-------------------------------------------------------------------------------------------------
 Interest:
 Unaffiliated companies                                                                1,122,916
 Affiliated companies                                                                  5,014,321
                                                                                   --------------
 Total investment income                                                              28,528,891

-------------------------------------------------------------------------------------------------
 EXPENSES

 Management fees                                                                      16,771,978
-------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               2,914,386
 Class B                                                                               7,483,086
 Class C                                                                               3,505,048
 Class N                                                                                  40,774
-------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               4,085,786
 Class B                                                                               2,572,116
 Class C                                                                               1,165,637
 Class N                                                                                  23,646
 Class Y                                                                                   3,004
-------------------------------------------------------------------------------------------------
 Shareholder reports                                                                   1,718,192
-------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             330,833
-------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                  144,144
-------------------------------------------------------------------------------------------------
 Other                                                                                   142,446
                                                                                   --------------
 Total expenses                                                                       40,901,076
 Less reduction to custodian expenses                                                     (5,820)
 Less voluntary waiver of
 transfer and shareholder servicing agent fees--Classes A, B, C and N                    (78,110)
                                                                                   --------------
 Net expenses                                                                         40,817,146

-------------------------------------------------------------------------------------------------
 NET INVESTMENT LOSS                                                                 (12,288,255)

-------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)

 Net realized gain (loss) on:
 Investments:
   Unaffiliated companies                                                             87,787,358
   Affiliated companies                                                             (149,227,033)
 Foreign currency transactions                                                        12,117,946
                                                                                   --------------
 Net realized loss                                                                   (49,321,729)
-------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation) on:
 Investments                                                                        (342,759,940)
 Translation of assets and liabilities denominated in foreign currencies              71,956,259
                                                                                   --------------
 Net change                                                                         (270,803,681)
                                                                                   --------------
 Net realized and unrealized loss                                                   (320,125,410)

-------------------------------------------------------------------------------------------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                              $(332,413,665)
                                                                                   ==============

 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 18  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 YEAR ENDED SEPTEMBER 30,                                                  2002               2001
----------------------------------------------------------------------------------------------------
 OPERATIONS

 Net investment income (loss)                                    $  (12,288,255)    $      386,501
----------------------------------------------------------------------------------------------------
 Net realized loss                                                  (49,321,729)       (78,183,422)
----------------------------------------------------------------------------------------------------
 Net change in unrealized depreciation                             (270,803,681)    (1,215,988,650)
                                                                 -----------------------------------
 Net decrease in net assets resulting from operations              (332,413,665)    (1,293,785,571)

----------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS

 Dividends from net investment income:
 Class A                                                             (1,112,438)        (2,889,876)
 Class B                                                                     --                 --
 Class C                                                                     --                 --
 Class N                                                                (20,494)                --
 Class Y                                                                (29,272)                --
----------------------------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A                                                             (1,125,488)       (44,129,018)
 Class B                                                               (721,322)       (28,912,108)
 Class C                                                               (338,744)       (14,056,017)
 Class N                                                                 (4,116)                --
 Class Y                                                                 (4,486)                --

----------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS

 Net increase (decrease) in net assets resulting
 from beneficial interest transactions:
 Class A                                                            (22,763,208)       201,841,746
 Class B                                                            (46,784,493)       117,445,042
 Class C                                                            (12,049,522)        42,319,649
 Class N                                                             12,116,547          2,043,613
 Class Y                                                                908,586          5,360,407

----------------------------------------------------------------------------------------------------
 NET ASSETS

 Total decrease                                                    (404,342,115)    (1,014,762,133)
----------------------------------------------------------------------------------------------------
 Beginning of period                                              2,060,234,522      3,074,996,655
                                                                 -----------------------------------
 End of period [including undistributed net investment
 income of $13,965,163 and $3,216,140, respectively]             $1,655,892,407     $2,060,234,522
                                                                 ===================================



 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

 19 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



CLASS  A        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.96         $ 30.02        $ 23.37       $ 16.03       $ 19.36
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.03)            .08            .11           .41           .29
 Net realized and unrealized gain (loss)                   (2.83)         (11.28)          8.19          9.64         (1.90)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.86)         (11.20)          8.30         10.05         (1.61)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                       (.02)           (.05)          (.33)         (.15)         (.63)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.04)           (.86)         (1.65)        (2.71)        (1.72)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 15.06         $ 17.96        $ 30.02       $ 23.37       $ 16.03
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.01)%        (38.30)%        36.54%        70.06%        (8.77)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)             $  865,444      $1,061,527     $1,566,609      $482,481      $212,765
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $1,209,791      $1,444,832     $1,159,085      $309,772      $216,009
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.17)%          0.38%          0.72%         2.51%         1.62%
 Expenses                                                   1.40%           1.22%          1.20%         1.33%         1.36%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20  OPPENHEIMER GLOBAL GROWTH & INCOME FUND



CLASS  B        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.60         $ 29.59        $ 23.15       $ 15.95       $ 19.27
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.20)           (.08)          (.02)          .29           .23
 Net realized and unrealized gain (loss)                   (2.72)         (11.10)          8.02          9.55         (1.96)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.18)          8.00          9.84         (1.73)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.24)         (.08)         (.51)
 Dividends in excess of net investment income                 --              --             --            --          (.01)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.56)        (2.64)        (1.59)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.66         $ 17.60        $ 29.59       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.63)%        (38.74)%        35.48%        68.80%        (9.42)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $522,255        $674,707     $1,013,614      $235,032       $81,866
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $747,894        $922,355     $  711,304      $134,974       $63,012
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.92)%         (0.37)%        (0.05)%        1.76%         1.42%
 Expenses                                                   2.16%           1.97%          1.97%         2.08%         2.11%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


21  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------



CLASS  C        YEAR ENDED SEPTEMBER 30,                    2002            2001           2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                    $ 17.61         $ 29.61        $ 23.15       $ 15.95       $ 19.26
-----------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                               (.19)           (.09)          (.07)          .29           .17
 Net realized and unrealized gain (loss)                   (2.73)         (11.10)          8.07          9.55         (1.91)
                                                         --------------------------------------------------------------------
 Total from investment operations                          (2.92)         (11.19)          8.00          9.84         (1.74)
-----------------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --              --           (.22)         (.08)         (.48)
 Dividends in excess of net investment income                 --              --             --            --          (.02)
 Distributions from net realized gain                       (.02)           (.81)         (1.32)        (2.56)        (1.07)
                                                         --------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                            (.02)           (.81)         (1.54)        (2.64)        (1.57)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 14.67         $ 17.61        $ 29.61       $ 23.15       $ 15.95
                                                         ====================================================================

-----------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                      (16.62)%        (38.75)%        35.49%        68.79%        (9.43)%

-----------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)               $253,560        $318,082       $494,774      $157,362       $70,822
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $356,480        $446,283       $377,158      $104,560       $65,502
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                              (0.90)%         (0.36)%        (0.05)%        1.76%         0.86%
 Expenses                                                   2.13%           1.97%          1.98%         2.08%         2.12%(3)
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                      39%             53%            48%           98%          117%


1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

CLASS  N        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.94   $ 25.19
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                           (.06)     (.06)
 Net realized and unrealized loss                             (2.81)    (7.19)
                                                            ------------------
 Total from investment operations                             (2.87)    (7.25)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.09)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.11)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $14.96    $17.94
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (16.19)%  (28.78)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                   $10,490    $1,704
------------------------------------------------------------------------------
 Average net assets (in thousands)                          $ 8,179    $  407
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment loss                                          (1.33)%   (2.44)%
 Expenses                                                      1.61%     1.58%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%



1. For the period from March 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

23  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS  Y        YEAR ENDED SEPTEMBER 30,                       2002   2001(1)
------------------------------------------------------------------------------
 PER SHARE OPERATING DATA

 Net asset value, beginning of period                       $ 17.99    $28.40
------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                                   .09      (.05)
 Net realized and unrealized loss                             (2.85)   (10.36)
                                                            ------------------
 Total from investment operations                             (2.76)   (10.41)
------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                          (.12)       --
 Dividends in excess of net investment income                    --        --
 Distributions from net realized gain                          (.02)       --
                                                            ------------------
 Total dividends and/or distributions
 to shareholders                                               (.14)       --
------------------------------------------------------------------------------
 Net asset value, end of period                              $15.09    $17.99
                                                            ==================

------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(2)                         (15.58)%  (36.66)%

------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA

 Net assets, end of period (in thousands)                    $4,144    $4,215
------------------------------------------------------------------------------
 Average net assets (in thousands)                           $5,231    $1,240
------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income (loss)                                  0.34%    (1.52)%
 Expenses                                                      0.88%     1.08%
 Expenses, net of voluntary waiver of transfer agent fees
 and/or reduction to custodian expenses                        0.88%     1.06%
------------------------------------------------------------------------------
 Portfolio turnover rate                                         39%       53%



1. For the period from February 1, 2001 (inception of offering) to September 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 1. SIGNIFICANT ACCOUNTING POLICIES
 Oppenheimer Global Growth & Income Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation consistent with preservation of principal, while providing current income. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

25 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

 1. SIGNIFICANT ACCOUNTING POLICIES Continued
    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
--------------------------------------------------------------------------------
 JOINT REPURCHASE AGREEMENTS. The Fund, along with other affiliated funds of the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

 As of September 30, 2002, the Fund had available for federal income tax purposes an unused capital loss carryforward as follows:

                              EXPIRING
                              -----------------------
                              2010       $83,673,627

 As of September 30, 2002, the Fund had approximately $33,966,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 2002, the Fund's projected benefit obligations were increased by $59,749 and payments of $4,372 were made to retired trustees, resulting in an accumulated liability of $412,512 as of September 30, 2002.

26 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 2002, amounts have been reclassified to reflect an increase in paid-in capital of $18,892, a decrease in overdistributed net investment income of $24,199,482, and an increase in accumulated net realized loss on investments of $24,218,374. Net assets of the Fund were unaffected by the reclassifications.

 The tax character of distributions paid during the years ended September 30, 2002 and September 30, 2001 was as follows:

                                                YEAR ENDED           YEAR ENDED
                                        SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
                 --------------------------------------------------------------
                 Distributions paid from:
                 Ordinary income                $3,356,360          $38,287,291
                 Long-term capital gain                 --           51,699,728
                 Return of capital                      --                   --
                                                -------------------------------
                 Total                          $3,356,360          $89,987,019
                                                ===============================

 As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Undistributed net investment income            $    13,965,163
                 Accumulated net realized loss                     (163,575,919)
                 Net unrealized depreciation                     (1,202,557,819)
                                                                ---------------
                 Total                                          $(1,352,168,575)
                                                                ===============


27 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES Continued
 INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

28 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                            YEAR ENDED SEPTEMBER 30, 2002   YEAR ENDED SEPTEMBER 30, 2001(1)
                                     SHARES        AMOUNT            SHARES           AMOUNT
----------------------------------------------------------------------------------------------
 CLASS A
 Sold                            15,126,532  $310,388,550        30,120,207    $ 758,088,010
 Dividends and/or
 distributions reinvested            92,582     2,049,812         1,568,822       43,032,825
 Redeemed                       (16,862,834) (335,201,570)      (24,765,391)    (599,279,089)
                                --------------------------------------------------------------
 Net increase (decrease)         (1,643,720) $(22,763,208)        6,923,638    $ 201,841,746
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS B
 Sold                             6,644,755  $133,360,938        11,685,759    $ 293,240,151
 Dividends and/or
 distributions reinvested            29,486       639,282           943,043       25,499,887
 Redeemed                        (9,382,021) (180,784,713)       (8,538,576)    (201,294,996)
                                --------------------------------------------------------------
 Net increase (decrease)         (2,707,780) $(46,784,493)        4,090,226    $ 117,445,042
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS C
 Sold                             4,021,058  $ 80,542,780         7,421,397    $ 184,428,840
 Dividends and/or
 distributions reinvested            13,064       283,492           433,208       11,722,630
 Redeemed                        (4,815,409)  (92,875,794)       (6,499,830)    (153,831,821)
                                --------------------------------------------------------------
 Net increase (decrease)           (781,287) $(12,049,522)        1,354,775    $  42,319,649
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS N
 Sold                             1,032,576  $ 21,261,150            96,048    $   2,061,847
 Dividends and/or
 distributions reinvested             1,116        24,605                --               --
 Redeemed                          (427,482)   (9,169,208)           (1,045)         (18,234)
                                --------------------------------------------------------------
 Net increase                       606,210  $ 12,116,547            95,003    $   2,043,613
                                ==============================================================

----------------------------------------------------------------------------------------------
 CLASS Y
 Sold                               122,435  $  2,563,443          245,608     $   5,601,130
 Dividends and/or
 distributions reinvested             1,528        33,752                --               --
 Redeemed                           (83,698)   (1,688,609)          (11,275)        (240,723)
                                --------------------------------------------------------------
 Net increase                        40,265  $    908,586           234,333    $   5,360,407
                                ==============================================================

 1. For the year ended September 30, 2001, for Class A, B and C shares, for the period from March 1, 2001 (inception of offering) to September 30, 2001, for Class N shares and for the period from February 1, 2001 (inception of offering) to September 30, 2001, for Class Y shares.

29 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. PURCHASES AND SALES OF SECURITIES
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended September 30, 2002, were $859,959,839 and $876,231,255, respectively.

 As of September 30, 2002, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $2,910,844,036 was composed of:

                     Gross unrealized appreciation     $    49,089,151
                     Gross unrealized depreciation      (1,298,184,896)
                                                       ---------------
                     Net unrealized depreciation       $(1,249,095,745)
                                                       ===============

 The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

--------------------------------------------------------------------------------
 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.80% of the first $250 million of average annual net assets of the Fund, 0.77% of the next $250 million, 0.75% of the next $500 million, 0.69% of the next $1 billion, 0.67% of the next $1.5 billion and 0.65% of average annual net asset in excess of $3.5 billion.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.


30 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.


                        AGGREGATE        CLASS A      CONCESSIONS      CONCESSIONS     CONCESSIONS     CONCESSIONS
                        FRONT-END      FRONT-END       ON CLASS A       ON CLASS B      ON CLASS C      ON CLASS N
                    SALES CHARGES  SALES CHARGES           SHARES           SHARES          SHARES          SHARES
                       ON CLASS A    RETAINED BY      ADVANCED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED                SHARES    DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
------------------------------------------------------------------------------------------------------------------
 September 30, 2002    $2,801,900       $769,311         $272,589       $4,222,640        $682,449        $129,871


 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             CLASS A        CLASS B        CLASS C        CLASS N
                                          CONTINGENT      CONTINGENT     CONTINGENT     CONTINGENT
                                            DEFERRED        DEFERRED       DEFERRED       DEFERRED
                                       SALES CHARGES   SALES CHARGES  SALES CHARGES  SALES CHARGES
                                         RETAINED BY     RETAINED BY    RETAINED BY    RETAINED BY
 YEAR ENDED                              DISTRIBUTOR     DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
---------------------------------------------------------------------------------------------------
 September 30, 2002                          $28,906      $2,339,843        $58,786        $83,676


--------------------------------------------------------------------------------
 SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended September 30, 2002, payments under the Class A Plan totaled $2,914,386, all of which were paid by the Distributor to recipients, and included $139,400 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended September 30, 2002, were as follows:

                                                                             DISTRIBUTOR'S
                                                           DISTRIBUTOR'S         AGGREGATE
                                                               AGGREGATE      UNREIMBURSED
                                                            UNREIMBURSED     EXPENSES AS %
                         TOTAL PAYMENTS  AMOUNT RETAINED        EXPENSES     OF NET ASSETS
                             UNDER PLAN   BY DISTRIBUTOR      UNDER PLAN          OF CLASS
--------------------------------------------------------------------------------------------
 Class B Plan                $7,483,086       $5,965,307     $24,900,036              4.77%
 Class C Plan                 3,505,048          672,835       5,354,709              2.11
 Class N Plan                    40,774           39,874         133,081              1.27


31 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.
    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

 As of September 30, 2002, the Fund had outstanding foreign currency contracts as follows:


                                                 CONTRACT        VALUATION
                                  EXPIRATION       AMOUNT            AS OF      UNREALIZED
 CONTRACT DESCRIPTION                  DATES       (000s)   SEPT. 30, 2002    APPRECIATION
-------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 British Pound Sterling [GBP]        10/1/02        1,711GBP    $2,690,518         $22,412
 Norwegian Krone [NOK]               10/1/02        1,940NOK       261,829           2,734
                                                                                   -------
 Total Unrealized Appreciation                                                     $25,146
                                                                                   =======

32 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
 6. ILLIQUID OR RESTRICTED SECURITIES
 As of September 30, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of September 30, 2002 was $7,941,375, which represents 0.48% of the Fund's net assets, of which $1,606,000 is considered restricted. Information concerning restricted securities is as follows:


                                                             VALUATION
                                                                 AS OF      UNREALIZED
 SECURITY             ACQUISITION DATE          COST    SEPT. 30, 2002    DEPRECIATION
---------------------------------------------------------------------------------------
 STOCKS AND/OR WARRANTS
 Neurogen Corp.                6/26/00    $5,000,000        $1,606,000      $3,394,000


--------------------------------------------------------------------------------
 7. BANK BORROWINGS
 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable within 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
    The Fund had no borrowings outstanding during the year ended or at September 30, 2002.

 33 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER GLOBAL GROWTH & INCOME FUND:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Global Growth & Income Fund, including the statement of investments, as of September 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Growth & Income Fund as of September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

 KPMG LLP

 Denver, Colorado
 October 21, 2002

 34 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    Dividends and distributions of $0.03752, $0.0189, $0.0189, $0.1128 and
 $0.1420 per share were paid to Class A, Class B, Class C, Class N and Class Y shareholders, respectively, on December 6, 2001, all of which was designated as a "ordinary income" for federal income tax purposes.
    Dividends paid by the Fund during the fiscal year ended September 30, 2002 which are not designated as capital gain distributions should be multiplied by 6.285% to arrive at the amount eligible for the corporate dividend-received deduction.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

 35 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
SHAREHOLDER MEETING Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 On August 30, 2002, a special shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:
--------------------------------------------------------------------------------
 PROPOSAL NO. 1
 The eleven persons named below to serve as Trustee of the Fund until their successors are elected and shall qualify:

 NOMINEE                               FOR          WITHHELD             TOTAL
--------------------------------------------------------------------------------
 Leon Levy                  58,020,216.251     2,304,346.411    60,324,562.662
 Donald W. Spiro            58,132,464.723     2,192,097.939    60,324,562.662
 John V. Murphy             57,830,767.027     2,493,795.635    60,324,562.662
 Robert G. Galli            58,153,205.725     2,171,356.937    60,324,562.662
 Phillip A. Griffiths       58,200,052.357     2,124,510.305    60,324,562.662
 Benjamin Lipstein          58,080,052.054     2,244,510.608    60,324,562.662
 Elizabeth B. Moynihan      58,172,266.933     2,152,295.729    60,324,562.662
 Kenneth A. Randall         58,135,254.558     2,189,308.104    60,324,562.662
 Edward V. Regan            58,228,988.823     2,095,573.839    60,324,562.662
 Russell S. Reynolds, Jr.   58,083,849.885     2,240,712.777    60,324,562.662
 Clayton K. Yeutter         58,119,151.090     2,205,411.572    60,324,562.662

                                                                                              BROKER
                              FOR              AGAINST                 ABSTAIN             NON-VOTES                  TOTAL
----------------------------------------------------------------------------------------------------------------------------
 PROPOSAL NO. 2
 2(a).   Eliminate the Fund's fundamental investment policy with respect to purchasing securities on margin:
                   41,890,996.346        6,493,960.959           3,433,190.357         8,506,415.000         60,324,562.662

 2(b).   Amend the Fund's fundamental investment policy with respect to investing in real estate:
                   46,176,397.058        2,759,375.879           2,882,374.725         8,506,415.000         60,324,562.662

 2(c).   Eliminate the Fund's fundamental investment policy with respect to purchasing securities of issuers in which officers or trustees have interest:
                   40,874,066.654        7,717,292.327           3,226,788.681         8,506,415.000         60,324,562.662

 2(d).   Eliminate the Fund's fundamental investment policy with respect to investing in a company for the purpose of acquiring control:
                   43,404,717.722        4,957,561.223           3,455,868.717         8,506,415.000         60,324,562.662

 2(e).   Eliminate the Fund's fundamental investment policy with respect to investing in oil, gas or other mineral exploration or development programs:
                   45,257,343.645        3,531,345.959           3,029,458.058         8,506,415.000         60,324,562.662

 2(f).   Amend the Fund's fundamental investment policy with respect to industry concentration:
                   44,103,640.024        3,976,009.561           3,738,498.077         8,506,415.000         60,324,562.662

 2(g).   Eliminate the Fund's fundamental investment policy with respect to investing in other investment companies:
                   43,356,283.773        4,965,895.056           3,495,968.833         8,506,415.000         60,324,562.662

 2(h).   Amend the Fund's fundamental investment policy with respect to borrowing:
                   41,460,695.998        6,780,265.440           3,577,186.224         8,506,415.000         60,324,562.662

 2(i).   Eliminate the Fund's fundamental investment policy with respect to pledging, mortgaging or hypothecat-
         ing assets:
                   41,585,660.865        6,651,148.944           3,581,337.853         8,506,415.000         60,324,562.662

 2(j).   Amend the Fund's fundamental investment policy with respect to lending:
                   43,374,559.513        4,966,861.851           3,476,726.298         8,506,415.000         60,324,562.662


36  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

----------------------------------------------------------------------------------------------------------------------------
 PROPOSAL NO. 3

 Approval of authorizing the Fund's Trustees to adopt an Amended and Restated Declaration of Trust:
 3(a).   Future amendments of the Declaration of Trust:
                   44,059,211.765        3,569,578.993           4,189,356.904         8,506,415.000         60,324,562.662

 3(b).   Reorganization of the Trust or its series or class:
                   43,720,678.166        3,911,551.200           4,185,921.296         8,506,412.000         60,324,562.662

 3(c).   Involuntary redemptions:
                   42,523,725.067        4,872,910.092           4,421,512.503         8,506,415.000         60,324,562.662

 3(d).   Other changes under the new Declaration of Trust:
                   43,337,197.480        3,768,436.984           4,712,513.198         8,506,415.000         60,324,562.662

----------------------------------------------------------------------------------------------------------------------------
 PROPOSAL NO. 4

 Approval of an Amended and Restated Class C 12b-1 Distribution and Service Plan
 and Agreement (Class C shareholders only):
                    6,699,652.101          427,951.665             659,578.877         1,933,407.000          9,720,589.643


37  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS, AGE, POSITION(S)           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS / OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD
HELD WITH FUND AND LENGTH                 BY TRUSTEE / NUMBER OF PORTFOLIOS IN FUND COMPLE CURRENTLY OVERSEEN BY TRUSTEE
OF SERVICE

INDEPENDENT                               The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                                  Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

LEON LEVY, Chairman of the                General Partner (since 1982) of Odyssey Partners, L.P. (investment partnership)
Board of Trustees,                        and Chairman of the Board (since 1981) of Avatar Holdings, Inc. (real estate
Trustee (since 1990)                      development). Oversees 31 portfolios in the OppenheimerFunds complex.
Age: 77

ROBERT G. GALLI,                          A trustee or director of other Oppenheimer funds. Formerly Vice Chairman
Trustee (since 1993)                      (October 1995-December 1997) of OppenheimerFunds, Inc. (the Manager). Oversees
Age: 69                                   41 portfolios in the OppenheimerFunds complex.




PHILLIP A. GRIFFITHS,                     The Director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
Trustee (since 1999)                      director (since 2001) of GSI Lumonics and a member of the National Academy of
Age: 64                                   Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke
                                          University, a director of Research Triangle Institute, Raleigh, N.C., and a
                                          Professor of Mathematics at Harvard University. Oversees 31 portfolios in the
                                          OppenheimerFunds complex.



BENJAMIN LIPSTEIN,                        Professor Emeritus of Marketing, Stern Graduate School of Business
Trustee (since 1990)                      Administration, New York University. Oversees 31 portfolios in the
Age: 79                                   OppenheimerFunds complex.


JOEL W. MOTLEY,                           Director (January 2002-present), Columbia Equity Financial Corp.
Trustee                                   (privately-held financial adviser); Managing Director (January 2002-present),
(since October 10, 2002)                  Carmona Motley Inc. (privately-held financial adviser); Formerly he held the
Age: 50                                   following positions: Managing Director (January 1998-December 2001), Carmona
                                          Motley Hoffman Inc. (privately-held financial adviser); Managing Director
                                          (January 1992- December 1997), Carmona Motley & Co. (privately-held financial adviser). Oversees 31 portfolios in the OppenheimerFunds complex.


ELIZABETH B. MOYNIHAN,                    Author and architectural historian; a trustee of the Freer Gallery of Art and
Trustee (since 1992)                      Arthur M. Sackler Gallery (Smithsonian Institute), Trustees Council of the
Age: 73                                   National Building Museum; a member of the Trustees Council, Preservation League of New York State. Oversees 31 portfolios in the OppenheimerFunds complex.


KENNETH A. RANDALL,                       A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1990)                      Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 75                                   Dominion Energy, Inc. (electric power and oil & gas producer), President and
                                          Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                                          American Motorists Insurance Company and American Manufacturers Mutual Insurance
                                          Company. Oversees 31 portfolios in the OppenheimerFunds complex.



38  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

EDWARD V. REGAN,                         President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)                     director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 72                                  and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                                         Chairman of Municipal Assistance Corporation for the City of New York, New York
                                         State Comptroller and Trustee of New York State and Local Retirement Fund.
                                         Oversees 31 investment companies in the OppenheimerFunds complex.


RUSSELL S. REYNOLDS, JR.,                Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1990)                     governance consulting and executive recruiting); a life trustee of International
Age: 70                                  House (non-profit educational organization), and a trustee (since 1996) of the
                                         Greenwich Historical Society. Oversees 31 portfolios in the OppenheimerFunds complex.


DONALD W. SPIRO,                         Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the                     (January 1969-August 1999) of the Manager. Oversees 31 portfolios in the
Board of Trustees,                       OppenheimerFunds complex.
Trustee (since 1990)
Age: 76

CLAYTON K. YEUTTER,                      Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Trustee (since 1991)                     Caterpillar, Inc. (since 1993) and Weyerhaeuser Co. (since 1999). Oversees 31
Age: 71                                  portfolios in the OppenheimerFunds complex.


---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                       The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York,
AND OFFICER                              NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.


JOHN V. MURPHY,                          Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                    (since September 2000) of the Manager; President and a director or trustee of
(since October 2001)                     other Oppenheimer funds; President and a director (since July 2001) of
Age: 53                                  Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of
                                         Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                         Manager); a director (since November 2001) of OppenheimerFunds Distributor, Inc.
                                         (a subsidiary of the Manager); Chairman and a director (since July 2001) of
                                         Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager); President and a director (since July 2001)
                                         of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the Manager:
                                         OFI Institutional Asset Management, Inc. and Centennial Asset Management
                                         Corporation (since November 2001), HarbourView Asset Management Corporation and
                                         OFI Private Investments, Inc. (since July 2001); President (since November 1,
                                         2001) and a director (since July 2001) of Oppenheimer Real Asset Management,
                                         Inc.; a director (since November 2001) of Trinity Investment Management Corp.
                                         and Tremont Advisers, Inc. (Investment advisory affiliates of the Manager);
                                         Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                         Insurance Company (the Manager's parent company); a director (since June 1995)
                                         of DBL Acquisition Corporation; formerly, Chief Operating Officer (September
                                         2000-June 2001) of the Manager; President and trustee (November 1999-November
                                         2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                         Insurance Company; President, Chief Executive Officer and director (September
                                         1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                         1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                         wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 69 portfolios in the
                                         OppenheimerFunds complex.



39  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
OFFICERS                                  The address of the Officers in the chart below is as follows: Messrs. Jennings,
                                          Molleur, Wilby and Zack and Ms. Feld is 498 Seventh Avenue, New York, NY 10018,
                                          Messrs. Masterson, Vottiero and Wixted and Mses.Bechtolt and Ives is 6803 S.
                                          Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her resignation, death or removal.




FRANK V. JENNINGS, Vice                   Vice President (since September 1995) of the Manager; before joining the Manager
President (since 1999)                    in September 1995, he was Managing Director of Global Equities at Mitchell
Age: 58                                   Hutchins Asset Management, Inc., a subsidiary of PaineWebber Inc. (November
                                          1993-April 1995). An officer of 1 portfolio in the OppenheimerFunds complex.


BRIAN W. WIXTED,                          Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer, Principal Financial            (since March 1999) of HarbourView Asset Management Corporation, Shareholder
and Accounting Officer                    Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
(since April 1999)                        Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
Age: 43                                   Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                          Oppenheimer Millennium Funds plc (since May 2000) and OFI Institutional Asset
                                          Management, Inc. (since November 2000) (offshore fund management subsidiaries of the Manager); Treasurer and Chief Financial Officer (since May 2000) of
                                          Oppenheimer Trust Company (a trust company subsidiary of the Manager); Assistant
                                          Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                                          OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                          Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund
                                          Services Division. An officer of 85 portfolios in the OppenheimerFunds complex.


CONNIE BECHTOLT,                          Assistant Vice President of the Manager (since September 1998); formerly
Assistant Treasurer                       Manager/Fund Accounting of the Manager (September 1994-September 1998). An
(since October 2002)                      officer of 85 portfolios in the OppenheimerFunds complex.
Age: 39

PHILIP F. VOTTIERO,                       Vice President/Fund Accounting of the Manager (since March 2002); formerly Vice
Assistant Treasurer                       President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
(since August 15, 2002)                   which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
Age: 39                                   1999). An officer of 72 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                           Senior Vice President (since May 1985) and General Counsel (since February 2002)
Secretary                                 of the Manager; General Counsel and a director (since November 2001) of
(since November 1, 2001)                  OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 54                                   (since November 2001) of HarbourView Asset Management Corporation; Vice
                                          President and a director (since November 2000) of Oppenheimer Partnership
                                          Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                          November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                          Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                          Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                          Centennial Asset Management Corporation; a director (since November 2001) of
                                          Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                          (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                          (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                          November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                          (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                          2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                          1985-November 2001), Shareholder Financial Services, Inc. (November
                                          1989-November 2001); OppenheimerFunds International Ltd. and Oppenheimer
                                          Millennium Funds plc (October 1997-November 2001). An officer of 85 portfolios in the OppenheimerFunds complex.



40  OPPENHEIMER GLOBAL GROWTH & INCOME FUND


PHILIP T. MASTERSON,                      Vice President and Assistant Counsel of the Manager (since July 1998); formerly,
Assistant Secretary                       an associate with Davis, Graham, & Stubbs LLP (January 1997-June 1998). An
(since August 15, 2002)                   officer of 72 portfolios in the OppenheimerFunds complex.
Age: 38

DENIS R. MOLLEUR,                         Vice President and Senior Counsel of the Manager (since July 1999); formerly a
Assistant Secretary                       Vice President and Associate Counsel of the Manager (September 1995- July 1999).
(since November 1, 2001)                  An officer of 82 portfolios in the OppenheimerFunds complex.
Age: 45

KATHERINE P. FELD,                        Vice President and Senior Counsel (since July 1999) of the Manager; Vice
Assistant Secretary                       President (since June 1990) of OppenheimerFunds Distributor, Inc.; Director,
(since November 1, 2001)                  Vice President and Assistant Secretary (since June 1999) of Centennial Asset
Age: 44                                   Management Corporation; Vice President (since 1997) of Oppenheimer Real Asset
                                          Management, Inc.; formerly Vice President and Associate Counsel of the Manager
                                          (June 1990-July 1999). An officer of 85 portfolios in the OppenheimerFunds complex.


KATHLEEN T. IVES,                         Vice President and Assistant Counsel (since June 1998) of the Manager; Vice
Assistant Secretary                       President (since 1999) of OppenheimerFunds Distributor, Inc.; Vice President and
(since November 1, 2001)                  Assistant Secretary (since 1999) of Shareholder Services, Inc.; Assistant
Age: 37                                   Secretary (since December 2001) of OppenheimerFunds Legacy Program and
                                          Shareholder Financial Services, Inc.; formerly Assistant Vice President and
                                          Assistant Counsel of the Manager (August 1997-June 1998); Assistant Counsel of
                                          the Manager (August 1994-August 1997). An officer of 85 portfolios in the
                                          OppenheimerFunds complex.




 THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.

 41 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
OPPENHEIMER GLOBAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 INVESTMENT ADVISOR              OppenheimerFunds, Inc.
--------------------------------------------------------------------------------
 DISTRIBUTOR                     OppenheimerFunds Distributor, Inc.
--------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER        OppenheimerFunds Services
 AGENT SERVICING
--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS            KPMG LLP
--------------------------------------------------------------------------------
 LEGAL COUNSEL                   Mayer Brown Rowe & Maw


 OPPENHEIMER FUNDS ARE DISTRIBUTED BY OPPENHEIMERFUNDS DISTRIBUTOR, INC., 498 SEVENTH AVENUE, NEW YORK, NY 10018.

   (COPYRIGHT)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

 42  OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
OPPENHEIMERFUNDS FAMILY
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY   Developing Markets Fund                                     Global Fund
                 International Small Company Fund                            Quest Global Value Fund
                 Europe Fund                                                 Global Growth & Income Fund
                 International Growth Fund
--------------------------------------------------------------------------------------------------------------------
 EQUITY          STOCK                                                       STOCK & BOND
                 Emerging Technologies Fund                                  Quest Opportunity Value Fund
                 Emerging Growth Fund                                        Total Return Fund
                 Enterprise Fund                                             Quest Balanced Value Fund
                 Discovery Fund                                              Capital Income Fund
                 Main Street(REGISTRATION MARK)Small Cap Fund                Multiple Strategies Fund
                 Small Cap Value Fund                                        Disciplined Allocation Fund
                 MidCap Fund                                                 Convertible Securities Fund
                 Main Street(REGISTRATION MARK)Opportunity Fund              SPECIALTY
                 Growth Fund                                                 Real Asset Fund(REGISTRATION MARK)
                 Capital Appreciation Fund                                   Gold & Special Minerals Fund
                 Main Street(REGISTRATION MARK)Growth & Income Fund          Tremont Market Neutral Fund, LLC(1)
                 Value Fund                                                  Tremont Opportunity Fund, LLC(1)
                 Quest Capital Value Fund
                 Quest Value Fund
                 Trinity Large Cap Growth Fund
                 Trinity Core Fund
                 Trinity Value Fund
--------------------------------------------------------------------------------------------------------------------
 INCOME          TAXABLE                                                     ROCHESTER DIVISION
                 International Bond Fund                                     California Municipal Fund(3)
                 High Yield Fund                                             New Jersey Municipal Fund(3)
                 Champion Income Fund                                        New York Municipal Fund(3)
                 Strategic Income Fund                                       Municipal Bond Fund
                 Bond Fund                                                   Limited Term Municipal Fund(4)
                 Senior Floating Rate Fund                                   Rochester National Municipals
                 U.S. Government Trust                                       Rochester Fund Municipals
                 Limited-Term Government Fund                                Limited Term New York Municipal Fund
                 Capital Preservation Fund(2)                                Pennsylvania Municipal Fund(3)
--------------------------------------------------------------------------------------------------------------------
 SELECT MANAGERS STOCK                                                       STOCK & BOND
                 Mercury Advisors Focus Growth Fund                          QM Active Balanced Fund(2)
                 Gartmore Millennium Growth Fund II
                 Jennison Growth Fund
                 Salomon Brothers All Cap Fund(5)
                 Mercury Advisors S&P 500(R)Index Fund(2)
--------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(6) Money Market Fund                                           Cash Reserves

 1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
 2. Available only through qualified retirement plans.
 3. Available to investors only in certain states.
 4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
 5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
 6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


 43 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

AS AN OPPENHEIMER FUND SHAREHOLDER, YOU ARE ENTITLED TO KNOW HOW WE PROTECT YOUR PERSONAL INFORMATION AND HOW WE LIMIT ITS DISCLOSURE.

INFORMATION SOURCES
We obtain nonpublic personal information about our shareholders from the following sources:
(BULLET) Applications or other forms

(BULLET) When you create a user ID and password for online account access

(BULLET) When you enroll in eDocs Direct

(BULLET) Your transactions with us, our affiliates or others

(BULLET) A software program on our website, often referred to as a "cookie," which indicates which parts of our site you've visited

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you.
We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and to assist you in other ways.

PROTECTION OF INFORMATION
We do not disclose any nonpublic personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

DISCLOSURE OF INFORMATION
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you.

RIGHT OF REFUSAL
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or "opt out" of such disclosure.

SECURITY
In the coming months, an Internet browser that supports 128-bit encryption will be required to view the secure pages of www.oppenheimerfunds.com. These areas include:

(BULLET) Account access

(BULLET) Create a user ID and profile

(BULLET) User profile

(BULLET) eDocs Direct, our electronic document delivery service

 44 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

To find out if your Internet browser supports 128-bit encryption, or for instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com.

EMAILS AND ENCRYPTION
As a security measure, we do not include personal or account information in nonsecure emails, and we advise you not to send such information to us in nonsecure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use an Internet browser that supports 128-bit encryption. If you are not sure if your Internet browser supports 128-bit encryption, or need instructions on how to upgrade your browser, visit the HELP section of www.oppenheimerfunds.com for assistance.
(BULLET) All transactions, including redemptions, exchanges and purchases are secured by Secure Socket Layers (SSL) and encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds' server. It transmits information in an encrypted and scrambled format.

(BULLET) Encryption is achieved through an electronic scrambling technology that uses a "key" to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

(BULLET) You can exit the secure area by either closing your browser, or for added security, you can use the LOG OUT OF ACCOUNT AREA button before you close your browser.

OTHER SECURITY MEASURES
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services to you, for example, when responding to your account questions.

HOW YOU CAN HELP
You can also do your part to keep your account information private, and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

--------------------------------------------------------------------------------
This joint notice describes the privacy policies of Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax-sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number--whether or not you remain a shareholder of our funds. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the CONTACT US section of our website at WWW.OPPENHEIMERFUNDS.COM or call us at 1.800.CALL OPP (1.800.225.5677).



45 OPPENHEIMER GLOBAL GROWTH & INCOME FUND

--------------------------------------------------------------------------------
INFORMATION AND SERVICES
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
EDOCSDIRECT LOGO ART

GET THIS REPORT ONLINE!
You can quickly view, download and print this report at your convenience. It's EASY, FAST, CONVENIENT, and FREE! With OppenheimerFunds EDOCS DIRECT, you'll receive email notification when shareholder reports, prospectuses or prospectus supplements for your fund(s) become available online, instead of receiving them through the mail. You'll cut down on paper mail and help reduce fund expenses!

Sign up for EDOCS DIRECT today at
WWW.OPPENHEIMERFUNDS.COM

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions(1)
WWW.OPPENHEIMERFUNDS.COM
--------------------------------------------------------------------------------
PHONELINK1 AND GENERAL INFORMATION
24-hr automated information and automated transactions
Representatives also available Mon-Fri 8am-9pm ET
Sat (January-April) 10am-4pm ET
1.800.CALL OPP (1.800.225.5677)
--------------------------------------------------------------------------------
WRITTEN CORRESPONDENCE AND TRANSACTION REQUESTS
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

FOR OVERNIGHT DELIVERY
OppenheimerFunds Services
10200 East Girard Avenue, Building D
Denver, CO 80231
--------------------------------------------------------------------------------
TICKER SYMBOLS

Class A: OPGIX  Class B: OGGIX  Class C: OGICX  Class N: OGINX  Class Y: OGIYX
--------------------------------------------------------------------------------


1. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.


                                                             [GRAPHIC OMITTED]
                                                             LOGO ART
                                                             OPENNHEIMERFUNDS[R]
                                                               Distributor, Inc.



RA0215.001.0902  November 29, 2002